AMENDMENT TO THE MANAGEMENT AGREEMENT

     This AMENDMENT dated as of April 1, 2001 to the MANAGEMENT AGREEMENT made as of the 31st day of March 1999 among SMITH BARNEY FUTURES MANAGEMENT LLC, a Delaware limited liability company ("SBFM"), SALOMON SMITH BARNEY ORION FUTURES FUND L.P., a New York limited partnership (the "Partnership"), SFG GLOBAL
INVESTMENTS, INC., a Delaware corporation ("SFG"), and BEACON MANAGEMENT CORPORATION (USA), a Delaware corporation (the "Advisor").

                              W I T N E S S E T H:
                               - - - - - - - - - -

     WHEREAS, SBFM has reorganized as a Delaware limited liability company; and

     WHEREAS, SBFM was elected general partner of the Partnership as of April 1, 2001 and SFG withdrew as general partner of the Partnership as of that date; and

     WHEREAS, SBFM has withdrawn as Trading Manager of the Partnership and the Trading Manager Agreement between SFG and SBFM has been terminated; and

     WHEREAS, SBFM and the Advisor wish to continue the Management Agreement dated March 31, 1999 (the "Management Agreement").

     NOW, therefore, the parties agree as follows:

1. SFG  shall  no  longer  be a party  to the  Management  Agreement  after  the
effective  date  of  this  Amendment,   notwithstanding  any  provision  of  the
Management Agreement that expressly survives termination thereof.

2. All references in the Management Agreement to the General Partner after the effective date of this Amendment shall refer to SBFM.

3. All references in the Management Agreement to SBFM after the effective date of this amendment shall refer to SBFM in its capacity as General Partner to the Partnership.

4. The reference to the General Partner in the first sentence of paragraph 2 shall be deleted.

5. The reference to the "General Partner" in clause (iv) of the first sentence of paragraph 5(b) shall be deleted.

6. The last sentence of paragraph 5(b) shall be deleted and replaced by the following: "The Advisor may immediately terminate this Agreement if SBFM's registration as a commodity pool operator or its membership in the NFA is terminated or suspended."

7. The reference to "corporation" in paragraph 7(b)(ii) shall be deleted and replaced with "limited liability company".

8. The reference to "corporate" in paragraph 7(b)(ii) shall be deleted and replaced with "limited liability company".

9. The reference in paragraph 7(b)(v) to the "Trading Manager" shall be deleted and replaced with "General Partner".

10. The reference in paragraph 7(b)(vi) to "commodity trading advisor" shall be deleted and replaced with "commodity pool operator".

11. The following paragraph 7(b)(vii) shall be added:

          "(vii) The Partnership is a limited partnership duly organized and validly existing under the laws of the State of New York and has full power and authority to enter into this Agreement and to perform its obligations under this Agreement."

12. Paragraph 7(c) shall be deleted in its entirety.

13. In all other respects the Management Agreement remains unchanged.

          THE REMAINDER OF THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK

                  IN WITNESS WHEREOF, this Amendment has been executed for and on behalf of the undersigned as of the day and year first above written.



SMITH BARNEY FUTURES MANAGEMENT LLC



      By:     /s/ David J. Vogel
                 ---------------
     Name:        David J. Vogel
     Title:       President



SALOMON SMITH BARNEY ORION FUTURES FUND L.P.
BY: SMITH BARNEY FUTURES MANAGEMENT LLC



          By: /s/ David J. Vogel
                 ---------------
     Name:        David J. Vogel
     Title:       President



BEACON MANAGEMENT CORPORATION (USA)



        By:   /s/ Grand W. Schaumburg, Jr.
                  --------------------
     Name:        Grant W. Schaumburg, Jr.
     Title:       Chairman